                                                                    EXHIBIT 31.2

                  CERTIFICATION PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

         I,  Mark D.  MacFarlane,  Chief  Operating  Officer  and  acting  Chief
Financial Officer, certify that:

1.       I have reviewed this quarterly report on Form 10-QSB of Enclaves Group,
         Inc.;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition,  results of operations and cash flows of the small business  issuer as of, and for, the periods  presented in this report;

4.       The  small  business  issuer's  other  certifying  officer  and  I  are responsible for  establishing and maintaining  disclosure  controls and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))
         and internal  control over financial  reporting (as defined in Exchange
         Act Rules  13a-15(f) and 15d-15(f)  for the small  business  issuer and have:

         (a)  Designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others  within  those  entities,  particularly during the period in which this report is being prepared;

         (b)  Designed such internal control over financial reporting, or caused such  internal  control  over  financial  reporting to be designed under our supervision,  to provide reasonable  assurance regarding the  reliability  of financial  reporting and the  preparation  of financial  statements  for external  purposes in  accordance  with generally accepted accounting principles;

         (c)  Evaluated  the   effectiveness  of  the  small  business  issuer's
              disclosure  controls and  procedures  and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (d)  Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small  business  issuer's  most recent  fiscal  quarter (the small business  issuer's  fourth fiscal quarter in the case of an annual report) that has materially  affected,  or is reasonably likely to materially  affect,  the small business  issuer's internal control over financial reporting; and

5.       The small  business  issuer's  other  certifying  officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial  reporting,  to the small business  issuer's auditors and the audit  committee of the small business  issuer's board of directors (or persons performing the equivalent functions):

         (a)  All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are  reasonably  likely to  adversely  affect  the small  business
              issuer's  ability  to  record,   process,   summarize  and  report
              financial information; and

         (b)  Any fraud,  whether or not material,  that involves  management or other employees who have a significant  role in the small business issuer's internal control over financial reporting.

Dated:  August 11, 2006                           /s/ Mark D. MacFarlane
                                                  ------------------------------
                                                  Mark D. MacFarlane
                                                  Chief Operating Officer and
                                                  acting Chief Financial Officer